UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2007

Date of reporting period: February 28, 2007

Item 1.	Report to Stockholders.

Annual Report

February 28, 2007

Class A

(SNOAX)

Class C

(SNOCX)

Institutional Class

(SNOIX)

Investment Advisor

Snow Capital Management L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, PA 15143

Phone: 1-877-766-9363 (877-SNOWFND)

To our shareholders,

Snow Capital Management L.P. is pleased to provide our shareholders with the first Snow Capital Opportunity Fund Annual Report. After a challenging start to our inaugural year we are very pleased with the most recent six months of performance. Since our last shareholder letter of August 31, 2006 through the fiscal year end of February 28, 2007 the Snow Capital Opportunity Fund (Institutional Class) has outperformed the S&P 500 Index by 3.90%.

We are particularly pleased because we have achieved our goal of outperforming the S&P 500 Index while still maintaining an equity market exposure of less than 100% (i.e. a hedged equity portfolio). Our active option trading strategy is designed to augment the return and potentially limit the downside risk of the stock portfolio by means of option premium realization and the prudent utilization of put option purchases. Through implementation of our stock selection process coupled with our portfolio hedging strategies, our goal is to preserve and carefully grow the capital you have entrusted to us.

Performance Review

The Snow Capital Opportunity Fund experienced an uneven start to its performance history. The Institutional Shares of the Fund have returned 8.94% since inception on April 28, 2006, slightly lagging the S&P 500 Index return of 9.13%. Performance was weakest in the May through August time period, with momentum building through the latter part of 2006 and early 2007. While the majority of our early underperformance was driven by several ill-timed stock picks, we were also limited in our ability to add returns through option trading due to a lack of volatility in the marketplace.

In the past six months our performance has improved dramatically. While maintaining an equity market exposure of less than 85% on average we were able to provide returns of 12.83% versus the S&P 500 Index return of 8.93%. The recent added market volatility has enabled us to be more active in the options market and should help us in our attempt to provide superior risk-adjusted returns.

Positive Stock Selection is Our Primary Focus

As measured by their contribution to performance, the top three equity investments since inception have been Avnet (AVT), Agrium (AGU) and Health Net Inc. (HNT).

Avnet is a technology company specializing in the distribution of electronic components, enterprise network and computer products. We had an opportunity to purchase shares in Avnet in August 2006 after the stock reached a 52-week low on concerns that earnings would suffer in a cyclical downturn. Contrary to Wall Street’s expectations, the company has delivered two solid earnings reports and has announced one significant, accretive acquisition. Our investment in Avnet has appreciated by over 115%.

Agrium is a manufacturer and distributor of agricultural seed, chemicals, fertilizer and other products in North and South America. We began to build this position in June 2006 after the stock experienced weakness resulting from a negative earnings pre-announcement. Despite mixed results in 2006, increased investor interest in the agricultural industry has contributed to the stock’s 82% appreciation during the period.

As a provider of managed healthcare services, Health Net is in the middle of a multi-year operational turnaround. While the company has met or exceeded Wall Street expectations over the last nine months, both earnings estimates and the stock’s valuation have been on the rise. We have owned this company’s stock since the fund’s inception, and have seen appreciation of over 32% through the end of February.

Detractors

The top detractors from performance during the nine months ended February 28, 2007 include Alpha Natural Resources (ANR), Par Pharmaceuticals (PRX) and Wachovia (WB).

Alpha Natural Resources is a coal producer with mining operations concentrated in the eastern United States. The company’s stock price declined during the period as weak coal prices led to lower earnings estimates and tepid investor sentiment. We remain optimistic about the company’s prospects and continue to view the stock as a core investment.

Par Pharmaceuticals develops and manufactures generic and branded drugs. We eliminated our exposure to PRX after the company announced disappointing earnings guidance and an accounting restatement that increased risk beyond acceptable levels.

Wachovia is a diversified financial services company with a network of retail banking operations in 21 states. We sold the stock soon after the company announced the acquisition of Golden West (GDW), a publicly-traded mortgage originator based in California.

Market Environment

We believe the current market environment is favorable to our style. Attractive values in the stocks of fundamentally strong companies can be found across a diversity of sectors and industries. Many of these companies are aggressively repurchasing their own shares, adding to our optimism over the long-term. In the near-term, we expect markets to be volatile as investors digest concerns related to the economy and particularly the declining housing market. We welcome the increased volatility as we believe it can create lucrative buying opportunities and drive our option trading activity.

Portfolio Positioning

The overall portfolio was approximately 77% net long at the end of February. We had covered calls written against less than 10% of our long equity portfolio. The portfolio also held put options on the S&P 500 Index serving as an additional hedge to the portfolio.

In closing we would like to thank our shareholders for their continued faith in our process. We look forward to communicating with you in the periods ahead and hope to have even better investment returns to report. As always, we will continue to strive to protect and grow your capital as if it were our own. We deeply appreciate your trust and confidence and we hope to continue to earn your loyalty.

Sincerely,

Richard A. Snow

Chief Investment Officer

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representation as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy certain securities.

Past performance is no guarantee of future results.

The Fund’s investment objectives, risks, charges and expenses should be considered carefully before investing. The prospectus contains this and other important information about the investment company and may be obtained by calling 1-877-766-9363 or visiting www.snowfunds.com. The prospectus should be read carefully before you invest or send money.

Mutual fund investing involves risk; principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

The Fund may use options and futures contracts which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates and currency exchange rates. This investment may not be suitable for all investors.

Please refer to the Schedule of Investments and the Schedule of Options Written on pages 12-17 of this report for holdings information. The management commentary above as well as Fund holdings and asset/sector allocations should not be considered a recommendation to buy or sell any security. In addition, please note that Fund holdings and asset/sector allocations are subject to change.

Snow Capital Opportunity Fund

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/06 - 2/28/07).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of 5.25% when you invest. A 1.00% level load is imposed on Class C shares redeemed within twelve months. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Fund within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, 12b-1 fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Class A
	Beginning Account Value 9/1/06	Ending Account Value 2/28/07	Expenses Paid During Period 9/1/06 - 2/28/07*
Actual**	$1,000.00	$1126.80	$9.23
Hypothetical (5% return before expenses)***	$1,000.00	$1024.79	$8.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
**	Including loads, your actual cost of investment in the Fund would be $65.96.
***	Including loads, your hypothetical cost of investment in the Fund would be $65.78.

	Class C
	Beginning Account Value 9/1/06	Ending Account Value 2/28/07	Expenses Paid During Period 9/1/06 - 2/28/07*
Actual**	$1,000.00	$1123.10	$13.16
Hypothetical (5% return before expenses)***	$1,000.00	$1024.79	$12.55

*	Expenses are equal to the Fund’s annualized expense ratio of 2.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.
**	Including loads, your actual cost of investment in the Fund would be $23.55.
***	Including loads, your hypothetical cost of investment in the Fund would be $22.56.

	Institutional Class
	Beginning Account Value 9/1/06	Ending Account Value 2/28/07	Expenses Paid During Period 9/1/06 - 2/28/07*
Actual	$1,000.00	$1128.30	$7.92
Hypothetical (5% return before expenses)	$1,000.00	$1024.79	$7.53

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities, including both common and preferred stocks. The Fund is managed by using a bottom-up approach, seeking opportunities by investing in companies that it believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Adviser identifies companies who stand to benefit by beating expectations, providing opportunities to capture excess return and provide superior long-term performance. The Fund’s sector breakdown as of February 28, 2007 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

Total Returns as of February 28, 2007

	No Load Returns
	Six Months	Cumulative Since Inception (4/28/06)
Class A	12.68%	8.73%
Class C	12.31%	8.10%
Institutional Class	12.83%	8.94%
S&P 500 Index	8.93%	9.13%

	Front-End Load Returns
	Six Months	Cumulative Since Inception (4/28/06)
Class A	6.76%	3.02%

	Level Load Returns
	Six Months	Cumulative Since Inception (4/28/06)
Class C	11.31%	7.10%

Performance data quoted represents past performance and does not guarantee future results. The Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-Snowfnd (877-766-9363). The Fund imposes a 0.50% redemption fee on shares held less than thirty days. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

The returns shown on the graph on page 11 and table above assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The graph does not reflect any future performance.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index. Sector allocations are subject to change.

Snow Capital Opportunity Fund

Schedule of Investments

February 28, 2007

	Shares	Value
COMMON STOCKS 91.25%
Chemicals 3.47%
Agrium Inc.(b)	54,930	$2,112,058
EI Du Pont de Nemours & Co.	53,190	2,699,393

		4,811,451

Commercial Services & Supplies 1.22%
Tetra Tech, Inc.(a)	95,000	1,693,850

Communications Equipment 1.98%
Cisco Systems, Inc.(a)	37,770	979,754
Nokia Oyj - ADR(b)	80,960	1,767,357

		2,747,111

Diversified Financial Services 4.73%
Asset Acceptance Capital Corp.(a)	77,200	1,138,700
Bank of America Corp.	47,620	2,422,429
JPMorgan Chase & Co.	60,490	2,988,206

		6,549,335

Electronic Equipment & Instruments 4.08%
Agilent Technologies, Inc.(a)	68,000	2,156,960
Avnet, Inc.(a)	52,500	1,919,925
Echelon Corp.(a)	47,035	446,362
Spectrum Control, Inc.(a)	105,900	1,122,540

		5,645,787

Energy Equipment & Services 2.04%
BJ Services Co.	62,580	1,676,518
Patterson-UTI Energy, Inc.	51,660	1,151,502

		2,828,020

Food & Staples Retailing 0.73%
Wal-Mart Stores, Inc.	20,805	1,004,881

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2007

	Shares	Value
Health Care Equipment & Supplies 3.25%
Biomet, Inc.	60,410	$2,557,155
St. Jude Medical, Inc.(a)	48,850	1,936,903

		4,494,058

Health Care Providers & Services 9.38%
Coventry Health Care, Inc.(a)	27,250	1,482,945
Health Management Associates, Inc. - Class A	221,020	4,411,559
Health Net Inc.(a)	83,840	4,482,925
RehabCare Group, Inc.(a)	171,900	2,612,880

		12,990,309

Industrial Conglomerates 5.20%
General Electric Co.	206,280	7,203,298

Insurance 18.33%
American International Group, Inc.	70,010	4,697,671
Aspen Insurance Holdings Ltd.(b)	141,200	3,741,800
Axis Capital Holdings Ltd.(b)	60,310	2,039,081
IPC Holdings, Ltd.(b)	75,292	2,187,986
The Travelers Companies, Inc.	61,830	3,138,491
Unum Group	232,360	4,974,827
XL Capital Ltd. - Class A(b)	64,800	4,600,800

		25,380,656

Leisure Equipment & Products 3.93%
Brunswick Corp.	46,510	1,518,551
Nautilus, Inc.	227,700	3,927,825

		5,446,376

Machinery 4.32%
Deere & Co.	20,150	2,184,663
Ingersoll-Rand Company Ltd. - Class A(b)	87,510	3,790,058

		5,974,721

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2007

	Shares	Value
Media 0.57%
Viacom Inc. - Class B(a)	20,070	$783,533

Metals & Mining 8.15%
Alcan Inc.(b)	37,480	1,948,210
Alcoa Inc.	138,960	4,642,654
Worthington Industries, Inc.	235,910	4,699,327

		11,290,191

Oil & Gas 7.01%
Alpha Natural Resources, Inc.(a)	121,230	1,749,349
Apache Corp.	20,280	1,389,788
Chesapeake Energy Corp.	36,110	1,100,994
ConocoPhillips	37,080	2,425,774
Marathon Oil Corp.	33,500	3,039,790

		9,705,695

Pharmaceuticals 7.45%
Abbott Laboratories	74,580	4,073,560
Bristol-Myers Squibb Co.	85,670	2,260,831
Johnson & Johnson	20,710	1,305,765
Pfizer Inc.	96,510	2,408,890
Watson Pharmaceuticals, Inc.(a)	10,100	266,236

		10,315,282

Specialty Retail 4.95%
Christopher & Banks Corp.	113,000	2,098,410
The Gap, Inc.	181,290	3,478,955
Limited Brands, Inc.	46,270	1,280,754

		6,858,119

Textiles, Apparel & Luxury Goods 0.46%
Kellwood Co.	20,000	630,600

TOTAL COMMON STOCKS (Cost $116,973,200)		126,353,273

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2007

	Contracts	Value
PUT OPTION PURCHASED 1.19%
Standard and Poor’s 500 Index:
Expiration: June 2008, Exercise Price: $1,450.00	200	$1,644,000

TOTAL PUT OPTION PURCHASED (Cost $1,205,800)		1,644,000

	Shares
SHORT TERM INVESTMENTS 6.47%
Investment Companies
The AIM STIT-Treasury Portfolio - Institutional Class	4,482,119	4,482,119
Fidelity Institutional Government Portfolio - Class I	4,482,119	4,482,119

TOTAL SHORT TERM INVESTMENTS (Cost $8,964,238)		8,964,238

Total Investments (Cost $127,143,238) 98.91%		136,961,511
Other Assets in Excess of Liabilities 1.09%		1,512,663

TOTAL NET ASSETS 100.00%		$138,474,174

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non Income Producing
(b)	Foreign Issued Security

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written

February 28, 2007

	Contracts	Value
CALL OPTIONS
Abbott Laboratories:
Expiration: August 2007, Exercise Price: $55.00	200	$51,000

Agrium Inc.:
Expiration: July 2007, Exercise Price: $35.00	100	54,000
Expiration: July 2007, Exercise Price: $40.00	150	33,750

		87,750

Alcan Inc.:
Expiration: September 2007, Exercise Price: $60.00	120	25,800

Alcoa Inc.:
Expiration: April 2007, Exercise Price: $32.50	100	25,500
Expiration: July 2007, Exercise Price: $32.50	200	64,000
Expiration: July 2007, Exercise Price: $35.00	100	20,500

		110,000

Biomet, Inc.:
Expiration: April 2007, Exercise Price: $37.50	150	73,500

BJ Services Co.:
Expiration: July 2007, Exercise Price: $32.50	66	3,300

Bristol-Myers Squibb Co.:
Expiration: September 2007, Exercise Price: $30.00	250	18,750

Christopher & Banks Corp.:
Expiration: June 2007, Exercise Price: $20.00	300	27,000

Cisco Systems, Inc.:
Expiration: July 2007, Exercise Price: $30.00	150	7,500

Deere & Co.:
Expiration: September 2007, Exercise Price: $130.00	100	23,500

EI Du Pont de Nemours & Co.:
Expiration: July 2007, Exercise Price: $55.00	150	15,000

General Electric Co.:
Expiration: January 2008, Exercise Price: $40.00	630	41,580

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

February 28, 2007

	Contracts	Value
Health Net Inc.:
Expiration: July 2007, Exercise Price: $55.00	250	$70,000

Ingersoll-Rand Company Ltd. - Class A:
Expiration: June 2007, Exercise Price: $45.00	200	31,000

Marathon Oil Corp.:
Expiration: July 2007, Exercise Price: $85.00	100	105,000
Expiration: July 2007, Exercise Price: $100.00	100	31,000

		136,000

Nautilus, Inc.:
Expiration: July 2007, Exercise Price: $20.00	307	15,350

Nokia Oyj - ADR:
Expiration: October 2007, Exercise Price: $25.00	300	19,500

St. Jude Medical, Inc.:
Expiration: July 2007, Exercise Price: $45.00	150	18,000

Unum Group:
Expiration: September 2007, Exercise Price: $22.50	27	2,835
Expiration: January 2008, Exercise Price: $25.00	525	34,125

		36,960

Worthington Industries, Inc.:
Expiration: March 2007, Exercise Price: $20.00	300	16,500
Expiration: September 2007, Exercise Price: $20.00	820	106,600
		123,100

Total Options Written (Premiums received $840,344)		$934,590

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Assets & Liabilities

February 28, 2007

ASSETS
Investments, at value (cost $127,143,238)	$136,961,511
Dividends and interest receivable	285,448
Receivable for options written	16,539
Receivable for Fund shares sold	5,282,477
Other assets	25,504

TOTAL ASSETS	142,571,479

LIABILITIES
Written options, at value (premium received $840,344)	934,590
Payable for investments purchased	2,735,721
Payable for Fund shares redeemed	181,742
Payable to affiliates	48,509
Payable to Advisor	110,583
Payable for distribution fees	34,190
Payable for shareholder servicing fees	8,532
Accrued expenses and other liabilities	43,438

TOTAL LIABILITIES	4,097,305

NET ASSETS	$138,474,174

Net assets consist of:
Paid in capital	$128,419,557
Undistributed net investment income	49,145
Undistributed net realized gain	281,445
Net unrealized appreciation (depreciation) on:
Investments	9,818,273
Written options	(94,246)

NET ASSETS	$138,474,174

CLASS A SHARES
Net assets	$50,624,430
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	2,328,128
Net asset value and redemption price	$21.74
Maximum offering price per share ($21.74/0.9475)	$22.94

CLASS C SHARES
Net assets	$48,369,121
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	2,237,418
Net asset value and offering price per share	$21.62

INSTITUTIONAL CLASS SHARES
Net assets	$39,480,623
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,814,599
Net asset value, redemption price and offering price per share	$21.76

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Operations

For the Period Ended February 28, 2007(1)

INVESTMENT INCOME
Dividend income(2)	$1,011,487
Interest income	195,619

TOTAL INVESTMENT INCOME	1,207,106

EXPENSES
Investment advisory fees	576,359
Distribution fees - Class C	147,095
Administration fees	70,432
Transfer agent fees and expenses	68,105
Distribution fees - Class A	54,976
Fund accounting fees	50,540
Shareholder servicing fees - Class C	49,032
Federal and state registration fees	47,259
Audit and tax fees	25,001
Custody fees	16,699
Legal fees	8,997
Reports to shareholders	8,000
Trustees’ fees and related expenses	3,900
Other expenses	11,397

TOTAL EXPENSES	1,137,792
Less waivers and reimbursements by Advisor	(22,150)

NET EXPENSES	1,115,642

NET INVESTMENT INCOME	91,464

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investments	164,624
Written options	116,821
Net change in unrealized appreciation/depreciation on:
Investments	9,818,273
Written options	(94,246)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	10,005,472

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,096,936

(1)	Fund commenced operations on April 28, 2006.
(2)	Net of $1,239 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Statement of Changes in Net Assets

Period Ended February 28, 2007(1)

FROM OPERATIONS
Net investment income	$91,464
Net realized gain on:
Investments	164,624
Written options	116,821
Net change in unrealized appreciation/depreciation on:
Investments	9,818,273
Written options	(94,246)

Net increase in net assets resulting from operations	10,096,936

FROM DISTRIBUTIONS
Net investment income	(42,319)

Net decrease in net assets resulting from distributions paid	(42,319)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	136,616,399
Net asset value of shares issued to shareholders in payment of distributions declared	40,213
Payments for shares redeemed(2)	(8,237,055)

Net increase in net assets from capital share transactions	128,419,557

TOTAL INCREASE IN NET ASSETS	138,474,174

NET ASSETS:
Beginning of Period	—

End of Period	$138,474,174

UNDISTRIBUTED NET INVESTMENT INCOME	$49,145

(1)	Fund commenced operations on April 28, 2006.
(2)	Net of redemption fees of $10,691.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

For the Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$20.00

Income from investment operations:
Net investment income	0.04 (2)
Net realized and unrealized gain on investments	1.71

Total from investment operations	1.75

Less distributions paid:
From net investment income	(0.01)

Total distributions paid	(0.01)

Paid-in capital from redemption fees (Note 2)	— (3)

Net Asset Value, End of Period	$21.74

Total return(4)(5)	8.73%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$50,624
Ratio of expenses to average net assets(6)(7)	1.75%
Ratio of net investment income to average net assets(6)(7)	0.34%
Portfolio turnover rate(5)	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated prior to tax adjustments.
(3)	Less than one cent per share.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Not annualized for periods less than a full year.
(6)

Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 1.79%, and the ratio of net investment income to average net assets would have been 0.30%, for the period ended February 28, 2007.

(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

For the Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$20.00

Income from investment operations:
Net investment loss	(0.04	)(2)
Net realized and unrealized gain on investments	1.66

Total from investment operations	1.62

Paid-in capital from redemption fees (Note 2)	—	(3)

Net Asset Value, End of Period	$21.62

Total return(4)(5)	8.10%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$48,369
Ratio of expenses to average net assets(6)(7)	2.50%
Ratio of net investment loss to average net assets(6)(7)	-0.40%
Portfolio turnover rate(5)	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment loss was calculated prior to tax adjustments.
(3)	Less than one cent per share.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Not annualized for periods less than a full year.
(6)

Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 2.54%, and the ratio of net investment loss to average net assets would have been (0.44%), for the period ended February 28, 2007.

(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

For the Period Ended February 28, 2007(1)

Net Asset Value, Beginning of Period	$20.00

Income from investment operations:
Net investment income	0.06 (2)
Net realized and unrealized loss on investments	1.73

Total from investment operations	1.79

Less distributions paid:
From net investment income	(0.03)

Total distributions paid	(0.03)

Paid-in capital from redemption fees (Note 2)	— (3)

Net Asset Value, End of Period	$21.76

Total return(4)	8.94%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$39,481
Ratio of expenses to average net assets(5)(6)	1.50%
Ratio of net investment income to average net assets(5)(6)	0.60%
Portfolio turnover rate(4)	10.27%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated prior to tax adjustments.
(3)	Less than one cent per share.
(4)	Not annualized for periods less than a full year.
(5)

Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursement of expenses, the ratio of expenses to average net assets would have been 1.54%, and the ratio of net investment income to average net assets would have been 0.56%, for the period ended February 28, 2007.

(6)	Annualized.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund

Notes to Financial Statements

February 28, 2007

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Snow Capital Opportunity Fund (the “Fund”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expenses and arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Fund’s prospectus. Class C shares are subject to a level sales load for redemptions made within twelve months of purchase, in accordance with the Fund’s prospectus. The level sales load is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Fund became effective and commenced operations on April 28, 2006. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”).

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund’s securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. For the fiscal year ended February 28, 2007, there were no permanent book-tax differences.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Options

The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Options are valued at the last sale price or, in the absence of the last sale price, the average of the quoted bid and asked prices. If an options exchange closes after the time at which the Fund’s net asset value is calculated, the last sale or last bid and asked prices as of that time will be used to calculate the net asset value.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Fund charges a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. Redemption fees of $10,691 were charged by the Fund during the period ended February 28, 2007.

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that Fund. Common expenses are allocated between the Funds of the Trust based upon the ratio of the net assets of each Fund to the combined net assets of the Trust, or other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distributions and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(i)	New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely- than-not threshold, the Fund would report an income tax expense in the statement of operations. The adoption of FIN 48 is required for the last net asset value calculation in the first financial statement reporting period for fiscal years beginning after December 15, 2006. The Fund will apply FIN 48 to all open tax years on the date of adoption, which is expected to be August 31, 2007. At this time, management is evaluating the implications of FIN 48 and its impact on the Fund’s financial statements has not yet been determined.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the implications of SFAS No. 157, and its impact on the financial statements has not yet been determined.

(3)	Federal Tax Matters

The tax character of distributions paid during the period ended February 28, 2007 were as follows:

Ordinary Income	$42,319

As of February 28, 2007, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$127,581,438

Gross tax unrealized appreciation	11,416,936
Gross tax unrealized depreciation	(2,131,109)

Net tax unrealized depreciation	9,285,827

Undistributed ordinary income	505,870
Undistributed long-term capital gain	262,920

Total distributable earnings	768,790

Other accumulated losses	0

Total accumulated earnings	$10,054,617

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the mark-to-market of options under §1256.

(4)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of the Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Fund’s average daily net assets of Class C shares for shareholder servicing. During the period ended February 28, 2007, the Fund accrued expenses of $54,976 and $147,095 for Class A and Class C, respectively, pursuant to the 12b-1 Plan, and $49,032 for Class C for shareholder servicing. As of February 28, 2007, $10,070 and $24,120 of the distribution fee for Class A and C, respectively, and $8,532 of the shareholder servicing fee for Class C was available for future eligible 12b-1 and shareholder servicing expenses. The amount of fees the Fund paid to Quasar Distributors, LLC for underwriting and advertising review fees during the period ended February 28, 2007 was $14,386.

(5)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 1.00% of the Fund’s average daily net assets.

The Adviser has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, dividends and interest on short positions, expenses incurred in connections with any merger or reorganization and extraordinary items) do not exceed 1.75%, 2.50% and 1.50% of the Fund’s average daily net assets—Class A, Class C and Institutional Class shares, respectively. For the period ended February 28, 2007, expenses of $22,150 were waived by the Adviser in the Fund. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

(6)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

(7)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Snow Capital Opportunity Fund – Class A Shares	Period Ended February 28, 2007(1)
Shares Sold	2,476,844
Shares issued to holders in reinvestment of distribution	568
Shares Redeemed	(149,284)

Net Increase	2,328,128

Snow Capital Opportunity Fund – Class C Shares	Period Ended February 28, 2007(1)
Shares Sold	2,278,466
Shares Redeemed	(41,048)

Net Increase	2,237,418

Snow Capital Opportunity Fund – Institutional Class Shares	Period Ended February 28, 2007(1)
Shares Sold	2,021,249
Shares issued to holders in reinvestment of distribution	1,322
Shares Redeemed	(207,972)

Net Increase	1,814,599

(1)	The Fund commenced operations on April 28, 2006.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period ended February 28, 2007, were $123,500,022 and $6,643,348, respectively. There were no purchases or sales of U.S. government securities for the Fund.

(9)	Options Written

Transactions in options written during the period ended February 28, 2007 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of period*	—	$—
Options written -	8,615	1,229,732
Options terminated in closing transactions -	970	136,186
Options exercised -	835	103,251
Options expired -	965	149,951

Outstanding, end of period -	5,845	$840,344

*	Fund commenced operations on April 28, 2006

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of the Snow Capital Opportunity Fund:

We have audited the accompanying statement of assets and liabilities of Snow Capital Opportunity Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, including the schedule of investments, as of February 28, 2007, and the related statements of operations, changes in net assets, and the financial highlights for the period from April 28, 2006 (commencement of operations) to February 28, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2007, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of February 28, 2007, and the results of its operations, the changes in its net assets, and the financial highlights for the period from April 28, 2006 (commencement of operations) to February 28, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Milwaukee, WI

April 19, 2007

Snow Capital Opportunity Fund

Additional Information

(Unaudited)

Tax Information

The Fund designates 100% of its ordinary income distribution for the years ended February 28, 2007 as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended February 28, 2007, 100% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate shareholders.

Indemnification

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-766-9363 (877-Snowfund).

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers 615 East Michigan Street Milwaukee, WI 53202 Age: 51	Trustee	Indefinite Term; Since August 22, 2001	Professor of Accounting (2004–present); Associate Professor of Accounting, Marquette University (1996–2004).	5	Independent Trustee, MUTUALS.com (an open-end investment company with two portfolios).

Snow Capital Opportunity Fund

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Gary A. Drska 615 East Michigan Street Milwaukee, WI 53202 Age: 49	Trustee	Indefinite Term; Since August 22, 2001	Captain, Midwest Airlines, Inc. (airline company) (1985–present); Director, Flight Standards & Training (1990–1999).	5	Independent Trustee, MUTUALS.com (an open-end investment company with two portfolios).

Interested Trustee and Officers
Joseph C. Neuberger* 615 East Michigan Street Milwaukee, WI 53202 Age: 43	Chairperson, President and Treasurer/ Principal Accounting Officer and Trustee	Indefinite Term; Since August 22, 2001	Senior Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	5	Director/Trustee, Buffalo Funds (an open-end investment company with nine portfolios); Trustee, MUTUALS.com (an open-end investment company with two portfolios).

Kathleen Osland 615 East Michigan Street Milwaukee, WI 53202 Age: 28	Chief Compliance Officer	Indefinite Term; Since August 1, 2006	Counsel, U.S. Bancorp Fund Services, LLC (2005–present); Associate Counsel, Urban & Taylor, S.C. (2003–2005).	N/A	N/A

Rachel A. Spearo 615 East Michigan Street Milwaukee, WI 53202 Age: 27	Secretary	Indefinite Term; Since November 15, 2005	Counsel, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A
*	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

PROXY VOTING POLICIES AND PROCEDURES

The Snow Capital Opportunity Fund has adopted proxy voting policies and procedures that delegate to Snow Capital Management L.P., the Fund’s investment adviser (the “Adviser”), the authority to vote proxies. A description of the Snow Capital Opportunity Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-766-9363 (877-Snowfnd). A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The actual voting records relating to portfolio securities during the most recent twelve month period ended June 30 are available without charge, upon request, by calling 1-877-766-9363 (877-Snowfnd), or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the Schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

SNOW CAPITAL OPPORTUNITY FUND

Investment Adviser

Snow Capital Management L.P.

2100 Georgetowne Drive, Suite 400

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive

Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, controller and other senior financial officers. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the audit committee financial expert and is considered to be independent in accordance with SEC Rules. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4.	Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services and tax services during the last fiscal year1. “Audit services” refer to professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees and tax fees by the principal accountant.

FYE 2/28/2007
Audit Fees	20,500
Tax Fees	3,150

There were no audit-related fees billed in the last fiscal year for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements. There were also no other fees billed in the last fiscal year for products and services provided by the principal accountant, other than the services reported above.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including non-audit services to be performed for the Registrant’s investment adviser or any affiliated entity of the investment adviser if the engagement relates directly to the operations and financial reporting of the Registrant. In accordance with its pre-approval policies and procedures, the audit committee pre-approved all audit and tax services provided by the principal accountant during the last fiscal year. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

[1]	The Snow Capital Opportunity Fund commenced operations on April 28, 2006.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer has concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Professional Managers

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date	May 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By	/s/ Joseph Neuberger
Joseph Neuberger, President and Treasurer

Date	May 9, 2007